UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
FORM 8-K
CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of Earliest Event Reported): March 7, 2014 (March 5, 2014)

PEBBLEBROOK HOTEL TRUST
(Exact name of registrant as specified in its charter)

Maryland	001-34571	27-1055421
(State or other jurisdiction	(Commission	(I.R.S. Employer
of incorporation)	File Number)	Identification No.)

2 Bethesda Metro Center, Suite 1530
Bethesda, Maryland	20814
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (240) 507-1300
Not Applicable
Former name or former address, if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐     Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐     Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐     Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐     Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01. Other Events.

On March 5, 2014, Pebblebrook Hotel Trust (the “Company”) and its operating partnership, Pebblebrook Hotel, L.P. (the “Operating Partnership”), entered into equity distribution agreements (collectively, the “Equity Distribution Agreements”) with each of Merrill Lynch, Pierce, Fenner & Smith Incorporated, Raymond James & Associates, Inc. and Wells Fargo Securities, LLC (collectively, the “Sales Agents”), pursuant to which the Company may sell the Company’s common shares of beneficial interest, $0.01 par value per share, having an aggregate offering price of up to $175,000,000 (the “Shares”), from time to time through any of the Sales Agents, acting as sales agent and/or principal.
Upon entering into the Equity Distribution Agreements, the Company simultaneously terminated the equity distribution agreements it entered into with the same parties in connection with a prior “at the market” offering program established in September 2012.
Pursuant to the Equity Distribution Agreements, the Shares may be offered and sold through each of the Sales Agents in transactions that are deemed to be “at the market” offerings as defined in Rule 415 under the Securities Act of 1933, as amended, including sales made directly on the New York Stock Exchange or sales made to or through a market maker other than on an exchange or, subject to the terms of a written notice from the Company, in privately negotiated transactions. Under the applicable Equity Distribution Agreement, each Sales Agent will be entitled to compensation equal to up to 2.0% of the gross proceeds of the Shares sold through that Sales Agent from time to time under the applicable Equity Distribution Agreement. The Company has no obligation to sell any of the Shares under any of the Equity Distribution Agreements and may at any time suspend solicitations and offers under each of the Equity Distribution Agreements.
The Shares will be issued pursuant to the Company’s Registration Statement on Form S-3 (File No. 333-194316). The Company filed a prospectus supplement, dated March 5, 2014, to the prospectus, dated March 4, 2014, with the Securities and Exchange Commission in connection with the offer and sale of the Shares.
The Company expects to engage in investment banking, brokerage and other dealings with each of the Sales Agents and their affiliates in the ordinary course of business and to pay customary fees and commission for their services on those transactions.
The foregoing description of the Equity Distribution Agreements is not complete and is qualified in its entirety by reference to the entire Equity Distribution Agreements, copies of which are attached hereto as Exhibits 1.1, 1.2 and 1.3 and incorporated herein by reference.
In connection with the filing of the Equity Distribution Agreements, the Company is filing as Exhibit 5.1 to this Current Report on Form 8-K the opinion of its counsel, Venable LLP, regarding certain matters of Maryland law.
Item 9.01. Financial Statements and Exhibits.
(d) Exhibits.

Exhibit No.	Description
1.1	Equity Distribution Agreement, dated March 5, 2014, by and among the Company, the Operating Partnership and Merrill Lynch, Pierce, Fenner & Smith Incorporated.
1.2	Equity Distribution Agreement, dated March 5, 2014, by and among the Company, the Operating Partnership and Raymond James & Associates, Inc.
1.3	Equity Distribution Agreement, dated March 5, 2014, by and among the Company, the Operating Partnership and Wells Fargo Securities, LLC.
5.1	Opinion of Venable LLP, dated March 5, 2014, regarding the legality of the Common Shares.
23.1	Consent of Venable LLP (included in Exhibit 5.1 hereto).

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PEBBLEBROOK HOTEL TRUST

March 7, 2014	By:	/s/ Raymond D. Martz
		Name:	Raymond D. Martz
		Title:	Executive Vice President, Chief Financial Officer, Treasurer and Secretary

EXHIBIT INDEX

Exhibit No.	Description
1.1	Equity Distribution Agreement, dated March 5, 2014, by and among the Company, the Operating Partnership and Merrill Lynch, Pierce, Fenner & Smith Incorporated.
1.2	Equity Distribution Agreement, dated March 5, 2014, by and among the Company, the Operating Partnership and Raymond James & Associates, Inc.
1.3	Equity Distribution Agreement, dated March 5, 2014, by and among the Company, the Operating Partnership and Wells Fargo Securities, LLC.
5.1	Opinion of Venable LLP, dated March 5, 2014, regarding the legality of the Common Shares.
23.1	Consent of Venable LLP (included in Exhibit 5.1 hereto).